                                                                   EXHIBIT 10.95


                                EQUIPMENT LEASE
                                ---------------

               THIS EQUIPMENT LEASE is made and effective as of the fifth day of October, 2000, by and between TARRANT MEXICO, S. de R.L. de C.V., a limited liability company formed under the laws of the Republic of Mexico ("Lessor"), and TEX TRANSAS, S.A. de C.V., a corporation formed under the laws of the Republic of Mexico ("Lessee"), with respect to the following facts:

          A. Lessor is the owner of certain equipment which is used in the production of twill fabric.

          B. Lessee desires to lease such equipment from Lessor on the terms and conditions set forth in this Agreement.

          ACCORDINGLY, subject to the terms and conditions of this Agreement, and on the basis of the premises, representations, warranties and agreements contained herein, the parties hereto agree as follows:

     1.   Lease and Delivery of Equipment.
          -------------------------------

          (a) Lessor hereby leases to Lessee, and Lessee hereby hires and takes from Lessor, the personal property described on Exhibit A hereto (hereinafter,
                                                ---------
with all attachments, replacement parts, substitutions, additions, repairs and accessories incorporated therein or affixed thereto, and proceeds, referred to as the "Equipment"). Lessee shall not change or remove any insignia or lettering on the Equipment and shall conspicuously identify each item of the Equipment by suitable lettering thereon to indicate Lessor's ownership.

          (b) Lessor agrees within five (5) days from the date hereof to cause the Equipment to be delivered to Lessee, f.o.b. Lote 1 ABC, SN Corridor, Ixtacuixtla Xocoyucan, Tlaxcala (the "Facility").

     2.   Term.  The lease contemplated by this Agreement (the "Lease") shall be
          ----
for a term of approximately twenty-four (24) months, beginning October 5, 2000 and ending September 30, 2002 (the "Term"). This is a "fixed period" lease. No extension of the Term, whether express, implied or by operation of law, shall be effective without the prior written consent of Lessor and Lessee in each instance. Lessee waives the provisions of Article 2487 of the Civil Code for the Federal District and Article 2086 of the Civil Code for the State of Tlaxcala.

     3.   Rent. For the Term or any portion thereof, Lessee shall pay to Lessor
          ----
rentals aggregating U.S. $572,609.28, payable in twenty-four (24) equal, successive, monthly rental payments of U.S. $23,858.72 each, of which the first is due November 5, 2000, and the others on a like date of each month thereafter, until fully paid. The Lease is irrevocable for the full Term and for the aggregate rental herein reserved, and the rent shall not abate by reason of the termination of Lessee's right of possession or the taking of possession by Lessor or for any other reason. Any payment not made when due shall, at the option of Lessor, bear late charges thereon calculated at the rate of 1-1/2% per month, but in no event greater than the highest rate permitted by relevant law. Payment of the rent shall be made in full and without set-off or counterclaim at Lessor's "domicilio convencional" set forth on the signature page hereof, or at such other place as Lessor may designate from time to time. The rent is agreed for a "fixed period and total price," pursuant to Articles 2463 and 2464 of the Civil Code for the Federal District and Articles 2104 and 2105 of the Civil Code for the State of Tlaxcala. Lessee hereby waives the rights and provisions of Articles 2420, 2421, 2426, 2434 and 2445 of the Civil Code for the Federal District and Articles 2028, 2029, 2034, 2040, 2041, 2042 and 2054 of the Civil Code for the State of Tlaxcala. All amounts payable under this Agreement shall be paid in U.S. dollars.

     4.   Use, Nature and Location of Equipment.  Lessee warrants and agrees
          -------------------------------------
that the Equipment is to be used solely for the production of twill fabric, without the prior written consent of Lessor in each instance. Lessee and Lessor agree that regardless of the manner of affixation, the Equipment shall remain personal property and not become part of the real estate. Lessee agrees to keep the Equipment at the Facility. Lessee shall not remove the Equipment from the Facility without the prior written consent of Lessor in each instance. Lessee's obligations under this Section 5 are pursuant to Article 2425, fraction III of the Civil Code for the Federal District and Article 2033, fraction III of the Civil Code for the State of Tlaxcala.

     5.   Repairs. Lessor shall not be obligated to install, erect, test,
          -------
adjust, service or make any repairs or replacements to the Equipment or to bear any charge, cost or payment on account thereof. Lessee shall not incur for Lessor's account or liability any expense therefor without Lessor's prior written consent in each instance. Lessee shall inspect the Equipment within 48 hours after its receipt. Unless within said time Lessee notifies Lessor, stating the details of any defects, Lessee shall be conclusively presumed to have accepted the Equipment in its then condition. Thereafter, Lessee shall effect and bear the expense of all repairs, maintenance, operation and replacements required to be made to maintain the Equipment in good condition, normal wear and tear excepted. Lessee hereby waives Article 2416 of the Civil Code for the Federal District and Article 2023 of the Civil Code for the State of Tlaxcala; provided, however, that if Lessee intends to repair or replace any
             --------
major components of the Equipment, it shall so notify Lessor in advance to afford Lessor the opportunity to verify and authorize such repair or replacement. Lessee is not authorized to alter, modify or improve the Equipment without Lessor's prior written consent in each instance.

     6.   Operators.  Lessee shall cause the Equipment to be operated by
          ---------
competent employees only, and shall pay all expenses of operation.

     7.   Liability.
          ---------

          (a) Lessee shall indemnify and save Lessor harmless from any and all injury to or loss of the Equipment from whatever cause, and from liability arising out of the use, maintenance or delivery thereof, including, but not limited to, any claim for product liability, injury to employees, compensation to employees or contractors or infringement of any rights of a third party. Lessee shall be credited with any amounts received by Lessor from insurance procured by Lessee. Damage for any loss or injury to the Equipment shall be based on the then true and reasonable market value of the Equipment irrespective of rentals theretofore paid or accrued.

          (b) Lessee shall preserve and maintain the Equipment in good condition and protected from fire, deterioration or destruction and shall indemnify and hold Lessor harmless from any loss arising therefrom. Lessee shall comply with Articles 2419 and 2425 of the Civil Code for the Federal District and Articles 2033 and 2043 of the Civil Code for the State of Tlaxcala, and waives any defense based on acts of God, force majeure or lack of liability as set forth in
Article 2468 and 2469 of the Civil Code for the Federal District and Articles 2109 and 2110 of the Civil Code for the State of Tlaxcala.

     8.   Insurance.
          ---------

          (a) All risk of loss, damage to or destruction of the Equipment shall at all times be on Lessee. Lessee shall procure forthwith and maintain at Lessee's expense insurance against all risks of loss or physical damage to the Equipment for the full insurable value thereof for the Term plus breach of warranty insurance and such other insurance thereon in amounts and against such risks as Lessor may specify, and shall promptly deliver each policy to Lessor with a standard long-form mortgagee endorsement attached thereto showing loss payable to Lessor and providing Lessor with not less than 30 days written notice of cancellation. Each such policy shall be in form, terms and amount and with insurance carriers satisfactory to Lessor. Lessor's acceptance of policies in lesser amounts or risks shall not be a waiver of Lessee's obligation under this Section 8. As to Lessor's interest in such policy, no act or omission of Lessee or any of its officers, agents, employees or representatives shall affect the obligations of the insurer to pay the full amount of any loss.

          (b) Lessee hereby assigns to Lessor any monies which may become payable under any such policy of insurance and irrevocably constitutes and appoints Lessor as Lessee's attorney in fact (i) to hold each original insurance policy, (ii) to make, settle and adjust claims under each policy of insurance,
(iii) to make claims for any monies which may become payable under such and other insurance on the Equipment including returned or unearned premiums, and
(iv) to endorse Lessee's name on any check, draft or other instrument received in payment of claims or returned or unearned premiums under each policy and to apply the funds to the payment of any amounts owing to Lessor; provided,
                                                               --------
however, that Lessor is under no obligation to do any of the foregoing.

          (c) Should Lessee fail to furnish any such insurance policy to Lessor, or to maintain any such policy in full force, or to pay any premium in whole or in part relating thereto, then Lessor, without waiving or releasing any default or obligation by Lessee, may (but shall be under no obligation to) obtain and maintain insurance and pay the premium therefor on behalf of Lessee and charge the premium to Lessee under this Agreement. The full amount of any such premium paid by Lessor shall be payable by Lessee upon demand, and failure to pay the same shall constitute an Event of Default under this Agreement.

     9.   Taxes.
          -----

          (a) Lessee shall comply with and conform to all laws, ordinances and regulations relating to the ownership, possession, use or maintenance of the Equipment, and shall save Lessor harmless against actual or asserted violations, and shall pay all costs and expenses of every character occasioned by or arising out of such use. Lessee agrees that, during the Term, in addition to the rent and all other amounts provided herein to be paid, it will promptly pay all taxes, assessments and other governmental charges (including penalties and interest, if any, and fees for titling or registration, if required) levied or assessed:

              (i) upon the interest of Lessee in the Equipment or upon the use or operation thereof or on the earnings arising therefrom; and

              (ii) against Lessor on account of its acquisition or ownership of the Equipment or any part thereof, or the use or operation thereof, or the leasing thereof to the Lessee, or the rent herein provided for, or the earnings arising therefrom, exclusive, however, of any taxes based on the net income of Lessor.

          (b) Lessee agrees to file, on behalf of Lessor, all required tax returns and reports concerning the Equipment with all appropriate governmental agencies, and within not more than five (5) days after the due date of such filing, to send Lessor confirmation, in form satisfactory to Lessor, of such filing.

     10.  Title.  All the Equipment shall remain personal property, and title
          -----
thereto shall remain in Lessor exclusively. Lessee shall keep the Equipment free from any and all liens and claims, and shall do or permit no act or thing whereby Lessor's title or rights may be encumbered or impaired. Upon expiration or termination hereof by other than default, the Equipment shall be returned unencumbered to Lessor by Lessee at the Facility or to such other place within the State of Tlaxcala as Lessor may direct, at Lessee's sole expense and in the same condition as when received by Lessee, normal wear and tear resulting from the proper use thereof alone excepted. In the event Lessee shall fail to deliver the Equipment as provided in the preceding sentence, Lessee shall pay to Lessor promptly upon demand, as liquidated damages and not as a penalty, an amount equal to U.S. $5,000.00 per day until the Equipment is so delivered.

     11.  Inspection.  Lessee shall, whenever requested, advise Lessor of the
          ----------
exact location and condition of the Equipment and shall give Lessor immediate notice of any attachment or other judicial process affecting the Equipment, and indemnify and save Lessor harmless from any loss or damage caused thereby. Lessor may, at all reasonable times enter upon any job, building or place where the Equipment is located to verify compliance by Lessee with the terms of this Agreement without being considered in trespass, waiving therefor Articles 1912, 2412 and 2414 of the Civil Code for the Federal District and Articles 1379, 2021 and 2027 of the Civil Code for the State of Tlaxcala. Lessor may remove the Equipment forthwith, without notice to Lessee, if the Equipment is, in the opinion of Lessor, being used in violation of any term or condition of this Agreement or beyond its capacity or is in any manner improperly cared for or abused.

     12.  Non-Waiver.  Time is of the essence. Lessor's failure at any time to
          ----------
require strict performance by Lessee of any of the provisions of this Agreement shall not waive or diminish Lessor's right thereafter to demand strict compliance therewith or with any other provision. Waiver of any default shall not waive any other default. No remedy of Lessor hereunder shall be exclusive of any other remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy.

     13.  No Warranty.  Lessor, not being the manufacturer of the Equipment,
          -----------
nor the manufacturer's agent, makes no warranty or representation, either express or implied, as to the fitness, quality, design, condition, capacity, suitability, merchantability or performance of the Equipment or of the material or workmanship thereof, it being agreed that the Equipment is leased "As Is" and that all such risks, as between Lessor and Lessee, are to be borne by Lessee at its sole risk and expense. Lessee accordingly agrees not to assert any claim whatsoever against Lessor based thereon. Lessee further agrees, regardless of cause, not to assert any claim whatsoever against Lessor for loss of anticipatory profits or consequential damages. No oral agreement, guaranty, promise, condition, representation or warranty shall be binding. All prior conversations, agreements or representations related to the subject matter of this Agreement or to the Equipment are integrated herein. No modification of this Agreement shall be binding unless in writing signed by Lessor.

     14.  Performance of Obligations of Lessee by Lessor.  In the event that
          ----------------------------------------------
Lessee shall fail duly and promptly to perform any of its obligations under this Agreement, Lessor may, at its option, perform the same for the account of Lessee without thereby waiving such default, and any amount paid or expense (including reasonable attorneys' fees and costs), penalty or other liability incurred by Lessor in such performance, together with interest at the rate of 1-1/2% per month thereon until paid by Lessee to Lessor, shall be payable by Lessee upon demand as additional rent for the Equipment.

     15.  Further Assurances.  Lessee shall execute and deliver to Lessor,
          ------------------
upon Lessor's request, such instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of this Agreement and Lessor's rights hereunder.

     16.  Default.
          -------

          (a)  An Event of Default shall occur if:

               (i) Lessee fails to pay when due any installment of rent and such failure continues for a period of 10 days;

               (ii) Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder and such failure continues uncured for 15 days after written notice thereof to Lessee by Lessor;

               (iii) Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation, or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation;

               (iv) within 60 days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within 60 days after the appointment without Lessee's consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated;

               (v) Lessee attempts to remove, sell, transfer, encumber, part with possession or sublet the Equipment or any item thereof;

               (vi) the occurrence of any of the events or situations set forth in Article 2489 of the Civil Code for the Federal District or Article 2089 of the Civil Code for the State of Tlaxcala; or

               (vii) Lessee fails to perform or observe any covenant, condition or agreement to be performed or observed by it under the Production Agreement, Amendment No. 1 to Facility Development Agreement, the Equipment Purchase Agreement or the Secured Promissory Note, each dated as of the date hereof, by and between Lessor and Lessee or Tex Transas, S.A. de C.V.

          (b) Upon the occurrence of an Event of Default, Lessor, at its option, may:

               (i) declare all sums due and to become due hereunder immediately due and payable;

               (ii) proceed by appropriate court action or actions or other proceedings either at law or equity to enforce performance by Lessee of any and all provisions of this Agreement and to recover damages for the breach thereof;

               (iii) demand that Lessee deliver the Equipment forthwith to Lessor at Lessee's expense at such place as Lessor may designate; and

               (iv) Lessor or its agents may, without notice or liability or legal process, enter into any premises of or under the control or jurisdiction of Lessee or any agent of Lessee where the Equipment may be or by Lessor is believed to be, and repossess all or any item thereof, disconnecting and separating all thereof from any other property and using all force necessary or permitted by applicable law so to do. Lessee hereby expressly waives all further rights to possession of the Equipment and all claims for injuries suffered through or loss caused by such repossession; but Lessor shall, nevertheless, be entitled to recover immediately as liquidated damages for loss of the bargain and not as a penalty any unpaid rent that accrued on or before the occurrence of the Event of Default plus an amount equal to the difference between the aggregate rent reserved hereunder for the unexpired Term of this Lease and the then aggregate rental value of all Equipment for such unexpired Term; provided,
                                                                      --------
however, that if any statute governing the proceeding in which such damages are to be proved specifies the amount of such claim, Lessor shall be entitled to prove as and for damages for the breach an amount equal to that allowed under such statute. The provisions of this paragraph shall be without prejudice to any rights given to Lessor by such statute to prove for any amounts allowed thereby. Should any proceedings be instituted by or against Lessor for monies due to Lessor hereunder or for possession of any or all of the Equipment or for any other relief, Lessee shall pay a reasonable sum as attorneys' fees.

     17.  Injunctive Relief.  Each party hereby acknowledges and agrees that
          -----------------
it would be difficult to fully compensate the other party for damages resulting from the breach or threatened breach of any provision of this Agreement and, accordingly, that each party shall be entitled to temporary and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, to enforce such provisions without the necessity of proving actual damages or being required to post any bond or undertaking in connection with any such action. This provision with respect to injunctive relief shall not diminish, however, the right of either party to any other relief or to claim and recover damages.

     18.  Force Majeure.  Except for obligations of payment, neither party
          -------------
hereto shall be liable for non-performance caused by any circumstances beyond its reasonable control, including, but not limited to, lightning, earthquake, storm, acts of enemies, sabotage, war, blockade, insurrection, riot, epidemic, landslide, flood, fire, washout or the order of any court or authority, which circumstance by the exercise of due diligence the party invoking this Section 18 is unable to prevent or overcome; provided, however, that (i) lack of financial
                                  --------
capacity, strike, lockout or other industrial disturbance and shortage of necessary labor or materials shall in no event be deemed to be a cause beyond a party's control and (ii) no party shall be entitled to invoke this Section 18 if the failure to observe or perform any of the covenants or obligations herein imposed upon it was caused by such party failing to act in a reasonable and prudent manner under the circumstances, or failing to remedy the condition with reasonable diligence, or failing to give notice as soon as possible after determining that an event of force majeure has occurred and specifying those covenants or conditions such party will be unable to perform, or was the result of a knowing or negligent breach by such party of any applicable laws, regulations, agreements or contracts.

     19.  Relationship of the Parties.  The relationship between the parties
          ---------------------------
hereto under this Agreement is solely that of lessor and lessee, and neither party is or shall be construed to be a partner, joint venturer, employee, agent, representative, franchisee or participant of or with the other party for any purpose whatsoever. Neither party shall have any right or authority whatsoever to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party or to bind the other party in any capacity.

     20.  Waiver.  No failure to exercise, and no delay in exercising, any
          ------
right, power or remedy hereunder shall impair any right, power or remedy which any party may have, nor shall any such delay be construed as a waiver of any such rights, powers or remedies or an acquiescence in any breach or default
under this Agreement.   The rights and remedies herein specified are cumulative
and not exhaustive of any rights or remedies which any party would have. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     21.  Notices.   Any notice or other communication required or permitted
          -------
hereunder shall be in writing in the English language and shall be deemed to have been given (i) if personally delivered, when so delivered, (ii) if mailed, one (1) week after being placed in the United States mail certified, return receipt requested, postage prepaid, addressed to the party to whom it is directed at the address set forth on the signature page hereof or (iii) if given by telecopier, when such notice or communication is transmitted to the telecopier number set forth on the signature page hereof and written confirmation of receipt is received. Each such address shall be deemed to be a "domicilio convencional" pursuant to Article 34 of the Civil Code for the Federal District and Article 38 of the Civil Code for the State of Tlaxcala. Each of the parties shall be entitled to specify a different address by giving the other parties notice as aforesaid.

     22.  Entire Agreement.  This Agreement and the schedules and exhibits
          ----------------
hereto (which are incorporated herein by reference) constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, relating to the subject matter of this Agreement. No supplement, modification, waiver or termination of this Agreement shall be valid unless executed by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver, unless otherwise expressly provided.

     23.  Headings.   Section and subsection headings are not to be considered
          --------
part of this Agreement and are included solely for convenience and reference and in no way define, limit or describe the scope of this Agreement or the intent of any provisions hereof.

     24.  Successors and Assigns.  Lessee shall not assign or otherwise
          ----------------------
transfer any of its rights or delegate any of its duties hereunder (whether voluntarily or involuntarily) without the prior written consent of Lessor in each instance. Lessor may assign the rents reserved herein or all or any of Lessor's other rights hereunder. After such assignment, Lessor shall not be the assignee's agent for any purpose. Lessee will settle all claims arising out of alleged breach of warranties or otherwise, defenses, set-offs and counterclaims it may have against Lessor directly with Lessor, and not set up any such against Lessor's assignee. Lessee on receiving notice of any such assignment shall abide thereby and make payment as may therein be directed. Following such assignment, solely for the purpose of determining assignee's rights hereunder, the term "Lessor" shall be deemed to include or refer to Lessor's assignee. Subject to the foregoing, all of the terms, provisions and obligations of this Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective permitted successors and assigns.

     25.  Governing Law.  The validity, construction and interpretation of
          -------------
this Agreement shall be governed in all respects by the laws of the State of California applicable to contracts made and to be performed wholly within that State.

     26.  Counterparts.  This Agreement may be executed simultaneously in two
          ------------
or more counterparts, each one of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     27.  Third Parties.   Nothing in this Agreement, expressed or implied, is
          -------------
intended to confer upon any person other than the parties hereto and their respective heirs, representatives, successors and assigns any rights or remedies under or by reason of this Agreement.

     28.  Attorneys' Fees.  In the event any party takes legal action to
          ---------------
enforce any of the terms of this Agreement, the unsuccessful party to such action shall pay the successful party's expenses (including, but not limited to, reasonable attorneys' fees and costs) incurred in such action.

     29.  Further Assurances.  Each party hereto shall, from time to time at
          ------------------
and after the date hereof, execute and deliver such instruments, documents and assurances and take such further actions as the other parties reasonably may request to carry out the purpose and intent of this Agreement.

     30.  Arbitration.  Any controversy arising out of or relating to this
          -----------
Agreement or the transactions contemplated hereby shall be referred to arbitration before the American Arbitration Association strictly in accordance with the terms of this Agreement and the substantive law of the State of California. The board of arbitrators shall convene at a place mutually acceptable to the parties in the State of California and, if the place of arbitration cannot be agreed upon, arbitration shall be conducted in Los Angeles. The parties hereto agree to accept the decision of the board of arbitrators, and judgment upon any award rendered hereunder may be entered in any court having jurisdiction thereof. Neither party shall institute a proceeding under this Section 30 until that party has furnished to the other party at least thirty (30) days prior written notice of its intent to do so in accordance with Section 21.

     31.  Construction.  This Agreement was reviewed by legal counsel for each
          ------------
party hereto and is the product of informed negotiations between the parties hereto. If any part of this Agreement is deemed to be unclear or ambiguous, it shall be construed as if it were drafted jointly by the parties. Each party hereto acknowledges that no party was in a superior bargaining position regarding the substantive terms of this Agreement.

     32.  Consent to Jurisdiction.  Subject to Section 31, each party hereto,
          -----------------------
to the fullest extent it may effectively do so under applicable law, irrevocably
(i) submits to the exclusive jurisdiction of any court of the State of California or the United States of America sitting in the City of Los Angeles over any suit, action or proceeding arising out of or relating to this Agreement, (ii) waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the establishment of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, (iii) agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in the courts of the United States of America, the State of California or the Republic of Mexico (or any other courts to the jurisdiction of which such party is or may be subject) by a suit upon such judgment and (iv) consents to process being served in any such suit, action or proceeding by mailing a copy thereof by United States mail, registered or certified, postage prepaid, return receipt requested, to CT Corporation at 818 West Seventh Street, Los Angeles, California 90017 (and each party hereby irrevocably appoints CT Corporation as its lawful agent to accept such service of process on behalf of such party). Each party agrees that such service (i) shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such party.

     33.  Expenses.  Each party shall bear the expenses incurred by it in
          --------
connection with the negotiation, execution and delivery of this Agreement and the other agreements and instruments contemplated hereby and the consummation of the transactions contemplated hereby and thereby.

     34.  Severable Provisions.  The provisions of this Agreement are severable,
          --------------------
and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any partially unenforceable provisions to the extent enforceable, shall nevertheless be binding and enforceable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

          Lessor:                       TARRANT MEXICO, S. de R.L. de C.V.

                                        By  /s/ Gerard Guez
                                           ______________________________
                                           Gerard Guez
                                           Authorized Representative
                                           3151 East Washington Boulevard
                                           Los Angeles, California 90023
                                           Telecopier: (323) 881-0383

          Lessee:                          TEX TRANSAS, S.A. de C.V.


                                        By  /s/ Kamel Nacif
                                           ______________________________
                                           Kamel Nacif
                                           Authorized Representative
                                           Edgar Allen Poe, #231
                                           Col. Polanco, C.P. 11550
                                           Mexico D.F.
                                           Telecopier: (525) 255-1009